Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Russell Top 50® Mega Cap ETF
Guggenheim Russell MidCap® Equal Weight ETF
Guggenheim Russell 2000® Equal Weight ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated December 8, 2015 to the currently effective
Statement of Additional Information (the “SAI”) for the Funds listed above

This supplement provides new and additional information beyond that contained in the SAI for the Funds listed above and should be read in conjunction with the SAI.

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”) has approved a change in Underlying Index for the Trust’s Guggenheim Russell Top 50® Mega Cap ETF, Guggenheim Russell MidCap® Equal Weight ETF and Guggenheim Russell 2000® Equal Weight ETF (each, a “Fund” and collectively, the “Funds”). In connection with the change in each Fund’s Underlying Index, the Board also approved several other related changes, including changes to a non-fundamental investment policy of each Fund. These changes, which are discussed in more detail below, will become effective on January 26, 2016, or such later date as deemed appropriate by the officers of the Trust (the “Effective Date”).

I.    Fund Name and Ticker Symbol Changes

On the Effective Date, the name of each Fund and the ticker symbol for the Guggenheim Russell MidCap® Equal Weight ETF and Guggenheim Russell 2000® Equal Weight ETF will be changed as set forth below and all references to the Current Fund Name and ticker symbol will be replaced with the corresponding New Fund Name and ticker symbol, as applicable:

Current Fund Name (Ticker Symbol)	New Fund Name (Ticker Symbol)
Guggenheim Russell Top 50® Mega Cap ETF (XLG)	Guggenheim S&P 500® Top 50 ETF (XLG)
Guggenheim Russell MidCap® Equal Weight ETF (EWRM)	Guggenheim S&P MidCap 400® Equal Weight ETF (EWMC)
Guggenheim Russell 2000® Equal Weight ETF (EWRS)	Guggenheim S&P SmallCap 600® Equal Weight ETF (EWSC)

II.    Underlying Index and Index Provider Changes

On the Effective Date, each Fund’s Underlying Index will be changed as set forth below and all references to the Current Underlying Index will be replaced with the corresponding New Underlying Index:

Fund	Current Underlying Index	New Underlying Index
Guggenheim Russell Top 50® Mega Cap ETF	Russell Top 50® Mega Cap Index	S&P 500® Top 50 Index

Fund	Current Underlying Index	New Underlying Index
Guggenheim Russell MidCap® Equal Weight ETF	Russell MidCap® Equal Weight Index	S&P MidCap 400® Equal Weight Index
Guggenheim Russell 2000® Equal Weight ETF	Russell 2000® Equal Weight Index	S&P SmallCap 600® Equal Weight Index

In addition, under the heading “Index Publisher Information”, the information provided for “Frank Russell Company (“Russell”)” is deleted in its entirety and the information provided for “Standard & Poor’s” applies to the Funds.

III.    Change in Underlying Index Calculation

On the Effective Date, the current descriptions under the heading “Descriptions of the Russell Underlying Indices” in the “More Information About the Underlying Indices” section of the SAI will be replaced in its entirety as set forth below.

Descriptions of Standard & Poor’s (“S&P”) Underlying Indices

Guggenheim S&P 500® Top 50 ETF. The Guggenheim S&P 500® Top 50 ETF is composed of component stocks, each of which is a member of the S&P 500® Top 50 Index. The S&P 500® Top 50 Index reflects the mega-cap members of the S&P 500® Index and is composed of 50 of the largest companies included in the S&P 500® Index, which are selected by float-adjusted market capitalization from the S&P 500® Index. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor’s Corporation (“S&P”) on a statistical basis, and which generally represent large-capitalization companies with capitalizations ranging from $3.3 billion to $722.7 billion as of June 30, 2015.

Guggenheim S&P MidCap 400® Equal Weight ETF and Guggenheim S&P SmallCap 600® Equal Weight ETF. The Guggenheim S&P MidCap 400® Equal Weight ETF and the Guggenheim S&P SmallCap 600® Equal Weight ETF are composed of component stocks, each of which is a member of the S&P MidCap 400® Equal Weight Index and the S&P SmallCap 600® Equal Weight Index, respectively. The S&P MidCap 400® Equal Weight Index and the S&P 600 SmallCap 600® Equal Weight Index are composed of the same constituent equity securities (stocks) as the S&P MidCap 400® Index and S&P SmallCap 600® Index, respectively. The S&P MidCap 400® Equal Weight Index is an equal-weighted version of the S&P MidCap 400® Index, which measures the stocks of 400 mid-sized companies selected by Standard & Poor’s, and covers approximately 7% of the U.S. equities market. The S&P SmallCap 600® Equal Weight Index is an equal weighted version of the S&P SmallCap 600® Index, which measures the stocks of 600 small-sized companies selected by Standard & Poor’s, and covers approximately 3% of the U.S. equities market.

S&P Index Calculations:

Guggenheim S&P 500® Top 50 ETF Underlying Index Calculation. The S&P 500® Top 50 Index is rebalanced annually, after the close of the third Friday in June, using a reference date of the last business day of May. In order to reduce turnover, a buffer rule is applied to the security selection at each rebalancing.  The buffer allows for Index constituents to remain in the Index even if they fall outside the top 50.  Index components are weighted by float-adjusted market capitalization. Share counts are updated quarterly and reflected in index weights, in line with S&P 500® share counts. Constituents that are dropped from the S&P 500® are concurrently dropped from the Index and are not replaced until its next rebalancing.

The S&P 500® Index, which serves as the underlying universe, focuses on the large-cap sector of the U.S. domestic market. Companies in the S&P 500® are considered leading companies in leading industries.  To be considered for inclusion in the S&P 500® Index, companies must have an unadjusted market capitalization of US $5.3 billion or more. In addition, the Index includes minimum turnover ratio, shares traded, and float availability, as well as positive earnings criteria. Index membership eligibility for a company with multiple share class lines is based on the total market capitalization of the company, including all publicly listed and unlisted share class lines, if applicable. Available float is determined at the individual stock level.  Eligible securities include all U.S. common equities listed on NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, and NASDAQ Capital Market. Ineligible securities include business development companies (BDCs), limited partnerships, master limited partnerships, limited liability companies (LLCs), OTC bulletin board issues, closed-end funds, ETFs, ETNs, royalty trusts, tracking stocks, preferred and convertible preferred stock, unit trusts, equity warrants, convertible bonds, investment trusts, rights, ADRs, ADSs and MLP IT units. Real estate investment trusts (REITs) are eligible for inclusion.

Guggenheim S&P MidCap 400® Equal Weight ETF and Guggenheim S&P SmallCap 600® Equal Weight ETF Underlying Index Calculations. For the Guggenheim S&P MidCap 400® Equal Weight ETF and Guggenheim S&P SmallCap 600® Equal Weight ETF, the Underlying Indices are calculated using the divisor method as used to calculate the S&P MidCap 400® Index and the S&P SmallCap 600® Index. For example, the initial divisor for the Underlying Indices is set so as to have a base index value of 100 on July 1, 1991 for the S&P MidCap 400 Equal Weight Index and December 30, 1994 for the S&P SmallCap 600 Equal Weight Index. The index value is simply the index market value divided by the index divisor.

(1)    Index Value         = Market Value Index / Divisor

(2)    Index Market Value         =

where “n” is the number of stocks in the index.

At the beginning of each quarterly rebalancing, Index Shares for each constituent are set so as to have each stock in the S&P Equal Weight Index have a weight of 20 basis points. Index Shares for all 500 constituents are calculated using Equation 3, with Weight = 0.02.

(3)    (Index Shares) i, after rebalance     =

Several key features of this process should be noted:

•
“Index Shares” and “Index Market Value” are Artificial Constructs: Index Shares shown in the equations here are artificial constructs bearing no relation to actual shares outstanding. These may be fractions, and might be less than 1. Therefore, the Index Market Value is also an artificial construct bearing no relation to the market of the index. These terms are used simply to show the resemblance between the calculation methodology of the equal weighted and capitalization weighted indices.

•
Not Always Equally Weighted: Between two rebalancing periods, an Underlying Index will usually not be equally weighted. Therefore, any return computation starting from a non-rebalancing date would not match the arithmetic average of returns of the Underlying Index constituents between those two dates.

•
Quarterly Rebalancing: Index rebalancing seeks to strike a balance between equal weighted representation of the appropriate stock universe and the investability of an Underlying Index. Based on historical simulation and market conventions, Standard & Poor's has arrived upon a quarterly rebalancing procedure for the Underlying Indices. An Underlying Index will be rebalanced on the third Friday of the quarter-ending month, which coincides with triple witching of index futures, index options and stock options. This date will also coincide with the conventional date for quarterly share adjustments of the S&P 500.

At rebalancing, constituents will be assigned Index Shares as given in Equation 3. Also, in order to maintain index series continuity, it is necessary to adjust the divisor.

(4)    (Index Value) before rebalance     = (Index Value) after rebalance

Therefore,

(5)    (Divisor) after rebalance        = (Index Market Value) after rebalance/(Index Value) before rebalance

Standard & Poor’s will announce the constituents and their weights two to five days before rebalancing.

S&P Index Maintenance:
Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, S&P excludes from the float-adjusted count of shares individual constituents’ shares held by governments, corporations, strategic partners, or other control groups exceeding 10%. In cases where holdings in a group exceed 10% of the outstanding shares of a company, the holdings of that group will be excluded from the float-adjusted count of shares to be used in index calculations.

Once a year, the float adjustments will be reviewed. Each company’s financial statements will be used to update the major shareholders’ ownership. However, any Investable Weight Factor (“IWF”) changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering).

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.indices.standardandpoors.com.

Commencement Dates of the S&P Underlying Indices:
The S&P 500® Top 50 Index commenced operations on November 30, 2015. The S&P MidCap 400® Equal Weight Index and the S&P SmallCap 600® Equal Weight Index commenced operations on August 23, 2010.

S&P Index Availability:
Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

V.    Non-Fundamental Investment Policy Changes

In connection with the name change for each Fund discussed above, on the Effective Date, the following non-fundamental investment policy for each Fund is revised to reference the Fund’s New Underlying Index, which is also discussed above.

Guggenheim S&P 500® Top 50 ETF

The Fund may not change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the S&P 500® Top 50 Index without 60 days’ prior notice to shareholders.

Guggenheim S&P MidCap 400® Equal Weight ETF

The Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the S&P MidCap 400® Equal Weight Index without 60 days’ prior notice to shareholders.

Guggenheim S&P SmallCap 600® Equal Weight ETF

The Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the S&P SmallCap 600® Equal Weight Index without 60 days’ prior notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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